J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Core Fund

(all Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 13, 2014 to the Prospectuses and Summary Prospectuses dated November 1, 2013, as supplemented

The portfolio manager information for the JPMorgan Mid Cap Core Fund (the “Fund”) in the sections titled “Management” in the Fund’s “Risk/Return Summary” and “The Fund’s Management and Administration — The Portfolio Managers” is deleted in its entirety and replaced by the following:

JPMorgan Mid Cap Core Fund

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jonathan K.L. Simon	2013	Managing Director
Timothy Parton	2013	Managing Director

The Portfolio Managers

JPMorgan Mid Cap Core Fund

The portfolio management team is led by Jonathan K.L. Simon, Managing Director of JPMIM, and Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Mr. Simon is primarily responsible for the Fund’s value investments while Mr. Parton is primarily responsible for the Fund’s growth investments. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (and their predecessors) since 1988 and has been employed by the firm since 1986.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MCC-PM-314